abrdn ETFs

(the “Trust”)

abrdn Bloomberg All Commodity Strategy K-1 Free ETF (“BCI”)

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (“BCD”)

(each a “Fund” and together the “Funds”)

Supplement dated July 1, 2026, to the Funds’ Statutory Prospectus dated May 1, 2026, as amended to date (“Prospectus”)

At a meeting held on June 8, 2026, the Board of Trustees of the Trust approved the termination of Vident Advisory, LLC (doing business as Vident Asset Management) (“Vident” or the “Sub-Advisor”), as sub-adviser to each Fund and its respective wholly-owned Cayman Islands subsidiary (each, a “Subsidiary” and together, the “Subsidiaries”), which is anticipated to be effective on or about September 21, 2026 (the “Effective Date”). Accordingly, as of the Effective Date, all references in the Prospectus to Vident, the “Sub-Advisor,” or any service provided by Vident to the Funds or the Subsidiaries are hereby deleted.

As of the Effective Date, abrdn Inc. (the “Advisor”), the investment adviser to each Fund and its Subsidiary, will assume all investment advisory services previously delegated to Vident under the sub-advisory agreement, including day-to-day management of each Fund and its Subsidiary. The Funds and Subsidiaries will no longer have a sub-adviser.

In connection with these changes, the subsection titled “Investment Advisor and Sub-Advisor” in the “Management” section of each Fund’s summary in the Prospectus is hereby revised as of the Effective Date to state that abrdn Inc. serves as the investment adviser to the Fund and its Subsidiary, and references to Vident serving as sub-adviser are deleted. In addition, references in the Prospectus to the Advisor and Sub-Advisor jointly managing the Funds and the Subsidiaries, determining allocations, monitoring investments, or otherwise performing portfolio management functions are revised to refer only to the Advisor, abrdn Inc., as applicable.

Additionally, as of the Effective Date, the portfolio managers primarily responsible for the day-to-day management of each Fund and its Subsidiary will be Awais Khan and Brian Glennon of abrdn Inc., replacing Austin Wen and Rafael Zayas.

Accordingly, on the Effective Date, the “Portfolio Managers” table in each Fund’s summary section of the Prospectus, is replaced with the following:

Employee	Length of Service	Title
Awais Khan, CFA®	Since September 2026	Portfolio Manager
Brian Glennon, CFA®	Since September 2026	Portfolio Manager

As of the Effective Date, the subsection titled “Portfolio Managers” in the “Management of the Funds” section of the Prospectus is replaced with the following:

Portfolio Managers

Awais Khan, CFA®, Head of ETF Portfolio Management and Capital Markets of the Advisor, and Brian Glennon, CFA®, Investment Manager of the Advisor, are jointly and primarily responsible for the day-to-day management of the Funds, with Mr. Khan serving as lead portfolio manager.

Mr. Khan joined the Advisor in July 2024 and currently serves as Head of ETF Portfolio Management and Capital Markets. Prior to joining the Advisor, Mr. Khan was a portfolio manager at Vanguard, where he served on the equity portfolio management team for more than 12 years and managed equity mutual funds and ETFs. Mr. Khan is also a portfolio manager for other actively managed ETFs in the abrdn Funds complex. He earned a BS and BSBA in Economics and International Business from the University of North Carolina at Charlotte and is a CFA charterholder.

Mr. Glennon joined the Advisor in 2016 and is an Investment Manager on the ETF team, with responsibilities that include portfolio management and trading for actively managed ETFs in the abrdn Funds complex. He previously served as Senior Capital Markets Analyst for the Advisor’s ETF offerings and, before that, as Senior Business Development Analyst supporting the Consultant Relations and Institutional Business Development teams. Prior to joining the Advisor, Mr. Glennon worked at Bank of America Merrill Lynch. He earned a BS in Finance with a minor in Economics from the University of Delaware and is a CFA charterholder.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Shares.

Please retain this supplement for future reference.

abrdn ETFs

(the “Trust”)

abrdn Bloomberg All Commodity Strategy K-1 Free ETF (“BCI”)

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (“BCD”)

(each a “Fund” and together the “Funds”)

Supplement dated July 1, 2026, to the Funds’ Statement of Additional Information dated May 1, 2024, as amended to date (“SAI”)

At a meeting held on June 8, 2026, the Board of Trustees of the Trust approved the termination of Vident Advisory, LLC (doing business as Vident Asset Management) (“Vident” or the “Sub-Advisor”), as sub-adviser to each Fund and its respective wholly-owned Cayman Islands subsidiary (each, a “Subsidiary” and together, the “Subsidiaries”), which is anticipated to be effective on or about September 21, 2026 (the “Effective Date”). Accordingly, as of the Effective Date, all references, with the exception of information regarding prior fees paid to Vident, in the SAI to Vident, the “Sub-Advisor,” or any service provided by Vident to the Funds or the Subsidiaries are hereby deleted.

As of the Effective Date, abrdn Inc. (the “Advisor”), the investment adviser to each Fund and its Subsidiary, will assume all investment advisory services previously delegated to Vident under the sub-advisory agreement, including day-to-day management of each Fund and its Subsidiary. The Funds and Subsidiaries will no longer have a sub-adviser.

In connection with these changes, references in the SAI to the Advisor and Sub-Advisor jointly managing the Funds and the Subsidiaries, determining allocations, monitoring investments, or otherwise performing portfolio management functions are revised to refer only to the Advisor, abrdn Inc., as applicable.

Additionally, as of the Effective Date, the portfolio managers primarily responsible for the day-to-day management of each Fund and its Subsidiary will be Awais Khan and Brian Glennon of abrdn Inc., replacing Austin Wen and Rafael Zayas.

Accordingly, as of the Effective Date, the subsection titled “Portfolio Managers” in the “Management of the Trust” section of the SAI is replaced with the following:

Portfolio Managers. Appendix B attached hereto contains the following information regarding the portfolio managers identified in the Funds’ Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts. As of July 1, 2026, the portfolio managers did not own Shares.

As of the Effective Date, the following “Appendix B” is added after Appendix A in the SAI:

Appendix B – Portfolio Managers

DESCRIPTION OF COMPENSATION STRUCTURE

As used in this Appendix, abrdn Inc. (“Adviser”), abrdn Investments Limited (“aIL”) and abrdn Asia Limited (“aAL”) (collectively referred to as “Aberdeen”)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Aberdeen Group plc shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through KPI scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Aberdeen Group plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

OTHER MANAGED ACCOUNTS

The following chart summarizes the “Other Accounts Managed” by each portfolio manager. “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Funds listed under each portfolio manager’s name in the opposite column. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member.

Name of Portfolio Manager and Portfolio Managed	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of April 30, 2026)
Awais Khan	Registered Investment Companies: 4 accounts, $464.71 total assets
abrdn Bloomberg All Commodity Strategy K-1 Free ETF abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets
Brian Glennon	Registered Investment Companies: 3 accounts, $410.82 total assets
abrdn Bloomberg All Commodity Strategy K-1 Free ETF abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets

POTENTIAL CONFLICTS OF INTEREST

Aberdeen (abrdn Inc., abrdn Investments Limited and abrdn Asia Limited)

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts or investment vehicles, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts and discretionary SMA accounts, Aberdeen will utilize a third-party service provider to deliver model portfolio recommendations and model changes to the Sponsors. Aberdeen seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, where possible, simultaneously or approximately at the same time. For certain strategies, delivery to our service provider will occur at end of day. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.

While UMA accounts are invested in the same strategies as, and may perform similarly to, SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because Aberdeen does not have discretion over trading and there may be client specific restrictions for SMA accounts.

Certain operational differences in the trade execution process and timing of cash flows for mutual funds may result in Aberdeen having already commenced trading for its discretionary client accounts before the model delivery and SMA accounts have executed Aberdeen’s recommendations. In this event, trades placed for the model delivery and SMA clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery and SMA clients receiving less favorable prices than our other discretionary clients. Aberdeen has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions. These timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery and SMA clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

Please retain this supplement for future reference.